UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020 (April 24, 2020)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2020, At Home Holding III Inc. and At Home Stores LLC (collectively, the “Borrowers”), each of which is a wholly owned subsidiary of At Home Group Inc. (the “Company”), entered into a letter agreement (the “Letter Agreement”) with Bank of America, N.A., in its capacity as administrative agent (the “Administrative Agent”), and certain lenders (collectively, the “Lenders”) party to that certain Credit Agreement, dated as of October 5, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent and the lenders party thereto.

In the Letter Agreement, the Administrative Agent and the Lenders consented to an extension of the deadline contained in the Credit Agreement for delivery by the Borrowers of required audited financial statements for the Company’s fiscal year ended January 25, 2020 (the “January 2020 Financials”) to the earlier of (x) May 26, 2020 and (y) such earlier date as the January 2020 Financials are required to be filed with the SEC (such earlier date, the “Extended Reporting Deadline”). The Letter Agreement provides that any failure to deliver the January 2020 Financials by the Extended Reporting Deadline shall result in an Event of Default under Section 8.01(c) of the Credit Agreement (without regard to the grace period set forth therein).

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

10.1

Letter Agreement, dated April 24, 2020, by and among At Home Holding III Inc. and At Home Stores LLC, with At Home Holding II Inc., as parent guarantor, certain of At Home Holding II Inc.’s indirect wholly owned domestic subsidiaries as subsidiary guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: April 30, 2020	By:	/s/ MARY JANE BROUSSARD
		Name:	Mary Jane Broussard
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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